Exhibit 99.2

                      FORM OF NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                  TEVECAP S.A.

      This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Tevecap S.A. ("Tevecap") made pursuant to the Prospectus, dated , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required document

      s cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to HSBC Bank USA, National Association (the "Exchange Agent"), for the Old Notes on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange--Guaranteed Delivery Procedures" section in the Prospectus. The term "Old Notes" means Tevecap's outstanding 12.625% Senior Notes due 2004.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON     ,
2004 (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE NOT WITHDRAWN AT ANY TIME; PROVIDED, HOWEVER, THAT IF THE EXCHANGE OF OLD NOTES FOR NEW NOTES AS PART OF THE EXCHANGE OFFER HAS NOT OCCURRED ON OR BEFORE JANUARY 31, 2005, HOLDERS OF OLD NOTES WHO HAVE TENDERED THEIR OLD NOTES IN CONNECTION WITH THE OFFER MAY WITHDRAW THEIR TENDER OF THEIR OLD NOTES AT ANY TIME THEREAFTER.

         Deliver to: HSBC Bank USA, National Association, Exchange Agent
                          BY MAIL, BY OVERNIGHT COURIER
                                   OR BY HAND:
                       HSBC BANK USA, NATIONAL ASSOCIATION
                                452 Fifth Avenue
                            New York, New York 10018
                              Attn: Corporate Trust
                                  BY FACSIMILE:
                                 (212) 525-1300
                             CONFIRMED BY TELEPHONE:
                                  212-525-1316

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby tenders to Tevecap, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange--Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes and Subsidiary Guarantees
Signature(s) Tendered $                                      Signature(s)_____________________________

Certificate Nos.                                                      Please Print the Following Information
(if available)                                                        Names(s) of Registered Holders

Total Principal Amount                                                Address
     Represented by Old Notes and
     Subsidiary Guarantees
     Address Certificate(s)

If Old Notes will be tendered by                                      Area Code and Telephone Number(s)
     Book-entry transfer, provide the
     Following information:
     DTC Account number
     Dated:         , 2004

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm
             ---------------------------------  --------------------------------
                          Address                      (Authorized Signature)
                         Zip Code               Name
Area Code and                                   Date
Telephone Number


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